UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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Educational Development Corporation

(Name of Registrant as Specified in Its Charter)

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For complete information and to vote, visit www.ProxyVote.com Control # EDUCATIONAL DEVELOPMENT CORPORATION ATTN: DAN E. O’KEEFE 5402 S. 122ND E. AVENUE TULSA, OK 74146 V75594 - P33945 You invested in EDUCATIONAL DEVELOPMENT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on July 2, 2025. Get informed before you vote View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 18, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* July 2, 2025 10:00 AM, CDT Educational Development Corporation Corporate Office, Executive Conference Room 5402 S. 122nd E. Ave Tulsa, OK 74146 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Your Vote Counts!

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends For 1. To elect one Class III director, to serve a three - year term to expire at the Annual Meeting of Shareholders in 2028, or until a successor is duly elected and qualified. Nominee: 1a. Dr. Amy N. Emerson For 2. To ratify the appointment of HoganTaylor LLP as our independent registered public accounting firm for the year ending February 28, 2026. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.